     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MARCH 18, 1997
                                                       REGISTRATION NO. 33-77738
================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------
                         POST-EFFECTIVE AMENDMENT NO. 1
                                       TO
                                    FORM S-3
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933
                            ------------------------
                               ECHO BAY MINES LTD.
                                      and
                            ECHO BAY RESOURCES, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

        ECHO BAY MINES, LTD.
        INCORPORATED UNDER                             ECHO BAY MINES LTD.
           THE LAWS OF                                        NONE
             CANADA                                 ECHO BAY RESOURCES, INC.--
ECHO BAY RESOURCES, INC.--DELAWARE                         52-1872784
  (STATE OR OTHER JURISDICTION                          (I.R.S. EMPLOYER
OF INCORPORATION OR ORGANIZATION)                     IDENTIFICATION NUMBER)

                 6400 SOUTH FIDDLER'S GREEN CIRCLE, SUITE 1000
                           ENGLEWOOD, COLORADO 80111
                                 (303) 714-8600
              (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER,
       INCLUDING AREA CODE, OF REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)
                            ------------------------
                                RICHARD C. KRAUS
                 6400 SOUTH FIDDLER'S GREEN CIRCLE, SUITE 1000
                           ENGLEWOOD, COLORADO 80111
                                 (303) 714-8600
           (NAME, ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER,
                   INCLUDING AREA CODE, OF AGENT FOR SERVICE)
                            ------------------------
                                   COPIES TO:

                               DAVID A. SPENCER
                                MILNER FENERTY
     RONALD R. LEVINE II          30TH FLOOR             WILLIAM P. ROGERS JR.
 DAVIS, GRAHAR & STUBBS LLP   700 - 9TH AVENUE S.W.     CRAVATH, SWAINE & MOORE
370 17TH STREET, SUITE 4700     CALGARY, ALBERTA           825 EIGHTH AVENUE
  DENVER, COLORADO 80202             T2P 4A7              NEW YORK, NY, 10019
      (303) 892-9400             (403) 268-7000             (212) 474-1000
                            ------------------------
     APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: From time to time after the effective date of this Registration Statement, as determined by the Registrant.

     If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. [ ]

     If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. [X]

     If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration number of the earlier effective registration statement for the same offering. [ ]

     If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration number of the earlier registration statement for the same offering. [ ]

     If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [ ]

================================================================================

                                    PART II

                     INFORMATION NOT REQUIRED IN PROSPECTUS

ITEM 16.  EXHIBITS

 1.1      Underwriting Agreement for Capital Securities(3)

 3.1      Certificate of Incorporation of EBR(2)

 3.2      By-laws of EBR(2)

 4.1      Indenture for Capital Securities(3)

 4.2      Form of Debt Security (included in Exhibit 4.1)(3)

 4.3      Indenture Supplement for Capital Securities(3)

 4.4      Form of Indenture for Guaranteed Debt Securities(2)

 4.5      Form of Guaranteed Debt Security (included in Exhibit 4.5)(2)

 5.1      Opinion and Consent of Milner Fenerty(2)

 5.2      Opinion and Consent of Davis, Graham & Stubbs, L.L.C.(2)

12.1      Statement re Computation of Ratios(2)

23.1      Consent of Ernst & Young(2)

23.2      Consent of Milner Fenerty - see Exhibit 5.1(2)

23.3      Consent of Davis, Graham & Stubbs, L.L.C. - see Exhibit 5.2(2)

24.1      Power of Attorney of Peter Clarke(2)

24.2      Powers of Attorney of other directors and officers(2)

24.3      Power of Attorney of Echo Bay Mines Ltd.(1)

24.4      Power of Attorney of Echo Bay Resources Inc.(1)

25.1      Statement of Eligibility on Form T-1(1)

---------------
(1)  Filed herewith.

(2) Previously filed with the Company's and Resources' Registration Statement on Form S-3 filed with the Commission (Reg. No. 33-77738).

(3)  To be filed in a Current Report on Form 8-K.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Denver, Colorado on the 17th day of March, 1997.

                                          ECHO BAY MINES LTD.

                                          By: Richard C. Kraus*
                                             -----------------------------------
                                              Richard C. Kraus, Chief Executive
                                              Officer, President and
                                              U.S. Authorized Representative

     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to Registration Statement has been signed below by the foregoing persons in the capacities and on the dates indicated.

          Richard C. Kraus*              President and Chief Executive            March 17, 1997
-------------------------------------    Officer (Principal Executive
          Richard C. Kraus               Officer)

        Peter H. Cheesbrough*            Senior Vice-President, Finance and       March 17, 1997
-------------------------------------    Chief Financial Officer
        Peter H. Cheesbrough

        Gerald A. Tywoniuk*              Vice President, Controller and           March 17, 1997
-------------------------------------    Principal Accounting Officer
        Gerald A. Tywoniuk


JOHN N. ABELL*          )
LATHAM C. BURNS*        )
PETER CLARKE*           )
RICHARD C. KRAUS*       )               A majority of the Board of Directors      March 17, 1997
ROBERT L. LECLERC*      )
JOHN F. McOUAT*         )
R. GEOFFREY P. STYLES*  )



*By:    /s/ David A. Spencer
    ---------------------------------
           Attorney-in-Fact

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Denver, Colorado on the 17th day of March, 1997.

                                          ECHO BAY RESOURCES, INC.

                                          By: Richard C. Kraus*
                                             -----------------------------------
                                              Richard C. Kraus, Chairman, Chief
                                              Executive Officer and President

     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

          Richard C. Kraus*             Chairman, Chief Executive Officer         March 17, 1997
-------------------------------------   and President (Principal Executive
          Richard C. Kraus              Officer) and Director

        Peter H. Cheesbrough*           Senior Vice-President (Principal          March 17, 1997
-------------------------------------   Financial Officer and Principal
        Peter H. Cheesbrough            Accounting Officer)

         Robert L. Leclerc*             Director                                  March 17, 1997
-------------------------------------
         Robert L. Leclerc


*By:    /s/ Ronald R. Levine II
    ---------------------------------
            Ronald R. Levine II
            Attorney-in-Fact

                                 EXHIBIT INDEX

    EXHIBIT                                                                             PAGE
    NUMBER                                   DOCUMENT                                   NUMBER
    -------    ---------------------------------------------------------------------    -----
      1.1      Underwriting Agreement for Capital Securities(3)

      3.1      Certificate of Incorporation of EBR(2)

      3.2      By-laws of EBR(2)

      4.1      Indenture for Capital Securities(3)

      4.2      Form of Debt Security (included in Exhibit 4.1)(3)

      4.3      Indenture Supplement for Capital Securities(3)

      4.4      Form of Indenture for Guaranteed Debt Securities(2)

      4.5      Form of Guaranteed Debt Security (included in Exhibit 4.5)(2)

      5.1      Opinion and Consent of Milner Fenerty(2)

      5.2      Opinion and Consent of Davis, Graham & Stubbs, L.L.C.(2)

     12.1      Statement re Computation of Ratios(2)

     23.1      Consent of Ernst & Young(2)

     23.2      Consent of Milner Fenerty - see Exhibit 5.1(2)

     23.3      Consent of Davis, Graham & Stubbs, L.L.C. - see Exhibit 5.2(2)

     24.1      Power of Attorney of Peter Clarke(2)

     24.2      Powers of Attorney of other directors and officers(2)

     24.3      Power of Attorney of Echo Bay Mines Ltd.(1)

     24.4      Power of Attorney of Echo Bay Resources Inc.(1)

     25.1      Statement of Eligibility on Form T-1(1)

---------------
(1)  Filed herewith.

(2) Previously filed with the Company's and Resources' Registration Statement on Form S-3 filed with the Commission (Reg. No. 33-77738).

(3)  To be filed in a Current Report on Form 8-K.